UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2006


                            PRO-PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                     000-32877              04-3562325
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  (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)             File Number)        Identification No.)

         189 Wells Avenue, Newton, Massachusetts                 02459
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (617) 559-0033


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                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On April 5, 2006, Pro-Pharmaceuticals, Inc. issued a news release announcing preliminary data shows an objective partial tumor response from a patient in stage 1 of a Simon's 2-stage designed Phase ll trial for third- and fourth-line treatment of colorectal cancer patients. Based on this preliminary data, the Company will not enroll patients in stage 2 and plans to begin dosing patients in a Europe-based Phase lll trial for the second line treatment of colorectal cancer patients and a U.S.-based Phase ll trial for the first line treatment of cholangiocarcinoma patients. A copy of Pro-Pharmaceuticals news release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits
99.1  News release of Pro-Pharmaceuticals, Inc. dated April 5, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PRO-PHARMACEUTICALS, INC.


                                       By:  /s/ David Platt
                                            --------------------------------
                                                David Platt
                                                Chief Executive Officer

Date:  April 5, 2006